UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003

MOLECULAR DEVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27316	94-2914362
(Commission File Number)	(IRS Employer Identification No.)

1311 Orleans Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 747-1700

Item 9. Regulation FD Disclosure (Information Furnished in this Item is Being Furnished Under Items 9 and 12).
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 9. Regulation FD Disclosure (Information Furnished in this Item is Being Furnished Under Items 9 and 12).

In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9 and Item 12.

On April 24, 2003, Molecular Devices Corporation (“Molecular Devices”) filed a Form 8-K with the Securities and Exchange Commission (the “Commission”) furnishing to the Commission a copy of the press release pursuant to which Molecular Devices reported its fiscal first quarter results for the period ended March 31, 2003 (the “Press Release”). Molecular Devices is filing this Form 8-K to correct certain of the numbers reported in the consolidated balance sheets and statements of operations included in the Press Release. A copy of such corrected consolidated balance sheets and statements of operations is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Molecular Devices, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOLECULAR DEVICES CORPORATION

Dated: May 15, 2003	By:	/s/ Timothy A. Harkness

Timothy A. Harkness
Vice President and Chief Financial Officer

2.

INDEX TO EXHIBITS

99.1	Consolidated Statements of Operations for the Three Months Ended March 31, 2003 and 2002, and Condensed Consolidated Balance Sheets at March 31, 2003 and December 31, 2002 (furnished and not filed herewith solely pursuant to Item 9 and Item 12).

3.